                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                            PENN OCTANE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                            PENN OCTANE CORPORATION
                         77-530 ENFIELD LANE, BUILDING D
                          PALM DESERT, CALIFORNIA 92211




                                                                  March 10, 2000

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Penn Octane Corporation (the "Company") which will be held at 9:00 a.m., local time, on April 28, 2000, at our Palm Desert offices, 77-530 Enfield Lane, Building D, Palm Desert, California 92211.

     The matters to be acted upon at the meeting include (i) the election of the Board of Directors and (ii) the ratification of Burton McCumber & Cortez, L.L.P. as the Company's auditors for the fiscal year ending July 31, 2000, all as described in detail in the Notice of Annual Meeting of Stockholders, Proxy Statement and proxy card that are enclosed with this letter. All holders of the Company's outstanding common stock as of the close of business on March 7, 2000, are entitled to vote at the Annual Meeting.

     It is important that you use this opportunity to participate in the Company's affairs by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE PRIOR TO THE MEETING. Returning the proxy card will not deprive you of your right to attend the meeting and to vote your shares in person.

     We look forward to seeing you at the meeting.

                                        Sincerely,



                                        /s/ JEROME B. RICHTER

                                        Jerome B. Richter
                                        Chairman of the Board of Directors

                             PENN OCTANE CORPORATION
                         77-530 ENFIELD LANE, BUILDING D
                          PALM DESERT, CALIFORNIA 92211


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 28, 2000



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Penn Octane Corporation, a Delaware Corporation (the "Company"), will be held at the Company's Palm Desert offices at 77-530 Enfield Lane, Building D, Palm Desert, California 92211, on April 28, 2000 at 9:00 a.m., local time, for the following purposes:

     1.   To elect six directors to the Board of Directors of the Company.

     2. To ratify the appointment of Burton McCumber & Cortez, L.L.P. as the independent auditors for the Company for the fiscal year ending July 31, 2000.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on March 7, 2000 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors


                                          /s/ JORGE R. BRACAMONTES

                                          JORGE R. BRACAMONTES
                                          SECRETARY

Palm Desert, California
March 10, 2000



     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU ATTEND THE METING, YOU MAY VOTE IN PERSON.

                             PENN OCTANE CORPORATION
                         77-530 ENFIELD LANE, BUILDING D
                          PALM DESERT, CALIFORNIA 92211


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 28, 2000

     This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about March 10, 2000.

              INFORMATION REGARDING VOTING, PROXIES AND THE MEETING

DATE, TIME AND PLACE OF MEETING

     The accompanying proxy is solicited on behalf of the Board of Directors of Penn Octane Corporation, a Delaware corporation (the "Company"), for use at the 2000 Annual Meeting of Stockholders of the Company to be held at the Company's Palm Desert offices at 77-530 Enfield Lane, Building D, Palm Desert, California 92211, on April 28, 2000, at 9:00 a.m. (the "Annual Meeting").

RECORD DATE; OUTSTANDING SHARES; QUORUM

     Only holders of record of the Company's Common Stock, $0.01 par value (the "Common Stock"), at the close of business on March 7, 2000 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had approximately 12,996,131 shares of Common Stock outstanding and entitled to vote, held by approximately 333 stockholders of record. A majority of the shares of the issued and outstanding Common Stock entitled to vote at such Annual Meeting, present in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business. Proxies marked to abstain from voting on a proposal or to withhold authority to vote on a matter and broker non-votes (as defined below) will be included in determining the presence of a quorum.

VOTING RIGHTS; VOTING OF PROXIES

     Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date. Cumulative voting for directors is not permitted.

     If a stockholder abstains on any matter, the stockholder's shares will not be voted, which will have the same legal effect as a vote "against" the matter. If a stockholder returns a duly executed proxy card and no choice is specified, the stockholder's shares will be voted in favor of each nominee for election as a director and for Proposal No. 2 on the proxy card and at the discretion of the proxyholder with respect to any other matter as may properly be brought before the Annual Meeting or an adjournment thereof.

     In the event that a broker, bank, custodian, nominee or other record holder of the Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), such shares will not be counted as shares entitled to vote with respect to that matter, and therefore will have no effect on the outcome of the vote with respect to Proposals No. 1 and No. 2. Broker non-votes will, however, be counted toward the establishment of a quorum.

     With regard to Proposal No. 1 below, directors will be elected by a plurality of the votes cast by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting, assuming a quorum is present. With regard to Proposal No. 2 below, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock of the Company is required for approval. With regard to Proposal No. 2, the affirmative vote of a majority of the issued and outstanding shares of Common Stock of the Company present in person or by proxy and entitled to vote at the Annual Meeting, is required for approval, assuming a quorum is present.

     One stockholder, Jerome B. Richter, Chairman of the Board, President and Chief Executive Officer of the Company, who holds 33.02% of the issued and outstanding shares of Common Stock of the Company has indicated his intention to vote his shares in favor of each of the nominees set forth in Proposal No. 1 and FOR Proposal No. 2.

SOLICITATION AND VOTING OF PROXIES

     The proxy card accompanying this Proxy Statement is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying postage prepaid envelope or otherwise mail or deliver it to the Company c/o American Securities Transfer, 12039 W. Alameda Parkway, Suite Z-2, Lakewood, Colorado 80228. All proxy cards that are properly executed and returned, and that are not revoked prior to their use, will be voted at the Annual Meeting in accordance with the instructions indicated therein or, if no direction is indicated, in favor of the election to the Company's Board of Directors of each of the nominees listed in Proposal No. 1 below and in favor of Proposal No. 2. To the best knowledge of the Company's Board of Directors, no other matters are to be brought before the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxy cards in the form enclosed will be voted in respect of the election of directors and each other proposal in accordance with the judgment of the persons holding such proxies.

     The expenses of soliciting proxies to be voted at the Annual Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company, its officers and employees and/or its agents may also solicit proxies by mail, telephone, telegraph, telecopy or in person. The Company will request that the brokers, custodians, nominees and other record holders forward copies of the Proxy Statement, proxy card and any other soliciting materials to person for whom they hold shares of Common stock and request authority for the exercise thereof. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses incurred in forwarding such proxies.

REVOCATION OF PROXIES

     Any person signing a proxy card in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote. A Company stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering to the Secretary of the Company (by any means, including facsimile) a written notice, bearing a date later than the proxy, stating that the proxy is revoked; (ii) signing and delivering a subsequent proxy relating to the same shares of Common Stock and bearing a later date prior to the vote at the Annual Meeting; or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Please note, however, that if a stockholder's shares of Common Stock are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a valid proxy from the broker, bank or other nominee authorizing the stockholder to vote on behalf of the record holder.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Board of Directors of the Company is presently composed of six members, with each director serving until the next Annual Meeting of stockholders and until their successor is duly elected and qualified or until such director's earlier resignation or removal.

     At the Annual Meeting, the following six persons will be nominated for election of the Board of Directors; Jerome B. Richter, Jorge R. Bracamontes, Ian
T. Bothwell, Jerry L. Lockett, Kenneth G. Oberman, and Stewart J. Paperin. All of such nominees are currently directors of the Company. Shares represented by the accompanying proxy will be voted for the election of each of the nominees unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxy may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director. Directors will be elected by a plurality of the votes of the issued and outstanding shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting, assuming a quorum is present.

DIRECTORS/NOMINEES

     The names of the Company's directors, including the nominees and certain information about them are set forth below:


                                                                                            DIRECTOR
NAME OF DIRECTOR             AGE                   PRINCIPAL OCCUPATION                      SINCE
----------------             ---                   --------------------                     -------
Jerome B. Richter             64       Chairman of the Board, President and Chief             1992
                                         Executive Officer of the Company

Jorge R. Bracamontes          35       Executive Vice President and Secretary of the          1996
                                         Company

Ian T. Bothwell               39       Vice President, Treasurer, Assistant Secretary         1997
                                         and Chief Financial Officer of the Company

Jerry L. Lockett              59       Vice President of the Company                          1999

Kenneth G. Oberman            39       Vice President of Fujitsu Computer Product of          1992
                                         America, Mobile/Desktop Business Unit, a
                                         computer peripherals company

Stewart J. Paperin            52       Managing Director of Lionrock Partners, Ltd.,          1996
                                         a management consulting and investment
                                         firm, and Managing Director of Capital
                                         Resources East, a management consulting
                                         firm

     Each of the nominees, if elected, will serve until the next Annual Meeting of Stockholders and until his successor has be elected and qualified or until his earlier resignation or removal.

     Jerome B. Richter founded the Company and served as its Chairman of the Board and Chief Executive Officer from the date of its organization in August 1992 to December 1994, when he resigned from such positions and became Secretary and Treasurer of the Company. He resigned as Secretary and Treasurer of the Company on August 1, 1996. Effective October 29, 1996, Mr. Richter was elected Chairman of the Board, President and Chief Executive Officer of the Company.

     Jorge R. Bracamontes was elected a director of the Company in February 1996. Effective October 29, 1996, he was elected Executive Vice President and Secretary of the Company. Mr. Bracamontes also serves as President and Chief Executive Officer of Penn Octane de Mexico, S.A. de C.V., Tergas, S.A. de C.V. and Termatsal, S.A. de C.V., all Mexican companies and affiliates of the Company. Prior to joining the Company, Mr. Bracamontes was General Counsel for Environmental Matters at Pemex, for the period from May 1994 to March 1996. During the period from November 1992 to May 1994, Mr. Bracamontes was legal representative for Pemex in New York.

     Ian T. Bothwell was elected Vice President, Treasurer, Assistant Secretary and Chief Financial Officer of the Company on October 29, 1996 and a director of the Company on March 25, 1997. Since July 1993, Mr. Bothwell has been a principal of Bothwell & Asociados, S.A. de C.V., a Mexican management consulting and financial advisory company that was founded by Mr. Bothwell in 1993 and specializes in financing infrastructure projects in Mexico. During the period from February 1993 through November 1993, Mr. Bothwell was a senior manager with Ruiz, Urquiza y Cia., S.C., the affiliate in Mexico of Arthur Andersen L.L.P., an accounting firm. Mr. Bothwell also serves as CEO of B & A Eco-Holdings, Inc., the company formed to purchase the Company's CNG assets.

     Jerry L. Lockett joined the Company as a Vice President on November 17, 1998. Prior to joining the Company, Mr. Lockett held a variety of positions during a thirty-one year career with Union Carbide Corporation in sales management, hydrocarbon supply and trading, and strategic planning. He also served in a management position with Union Carbide's wholly-owned pipeline subsidiaries.

     Kenneth G. Oberman has been a Director of the Company since its organization in August 1992. Since 1998, Mr. Oberman has served as Vice President and from 1996 to 1998, Mr. Oberman was Senior Director of Fujitsu Computer Products of America, a computer peripherals company based in San Jose, California. From 1994 through 1995, Mr. Oberman held the position of Business Unit Manager for Conner Peripherals, a computer peripherals company based in San Jose, California. During the period from 1992 through 1994, Mr. Oberman served as Vice President of International Economic Development Corporation, a consulting company to the Ministry of Sports of the Government of Russia involved in the sale of sporting goods and sports apparel based in Moscow, Russia.

     Stewart J. Paperin was elected a director of the Company in February 1996. Mr. Paperin has been Managing Director of Lionrock Partners Ltd., a management consulting and investment firm, and Managing Director of Capital Resources East, a management consulting firm, since 1993. From 1990 to 1993, Mr. Paperin served as President of Brooke Group International, an international trading company and a subsidiary of Brooke Group Ltd.

     Mr. Oberman is Mr. Richter's step-son. There are no other family relationships among the Company's officers and directors.

BOARD OF DIRECTORS' ANNUAL MEETINGS AND COMMITTEES

     There were 8 meetings of the Board of Directors during the fiscal year 1999. The Board of Directors has authorized an audit committee and a compensation committee. The members of each committee are nominated by the majority of the Board of Directors. There is no nominating committee.

     The audit committee (the "Audit Committee") consists solely of Messr. Stewart J. Paperin, the sole outside director who is independent of the management of the Company and is free from any relationships that in the opinion of the Board of Directors would interfere with their exercise of independent judgement. The Audit Committee recommends the engagement or termination of independent auditors and reviews the scope of their services and reviews the Company's consolidated financial statements and the related audit. The Audit Committee is also charged with reviewing the internal audit function, including the scope and extent of internal audits and credit reviews and is responsible for investigations of any matter brought to its attention within its purview. The Audit Committee also reviews all reports of examination and management's responses and annually reviews transactions involving the Company and any director, executive officer or other affiliate. The Audit Committee met once during the fiscal year end 1999 on November 12, 1998.

     The Company's compensation committee (the "Compensation Committee") consists of Messrs. Jerome B. Richter and Stewart J. Paperin. The Compensation Committee makes recommendations concerning the election and reelection of officers, and approves all salary levels and incentive awards for all senior management officers, subject to ratification by the Board in the case of the Chairman of the Board, President and Chief Executive Officer of the Company. The Compensation Committee did not meet during the fiscal year end 1999.

     In addition to the above, directors receive reimbursement for out-pocket expenses incurred to attend Board and committee meetings.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

                 PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Company has appointed Burton McCumber & Cortez, L.L.P. as its independent auditors to perform the audit of the Company's financial statements for the fiscal year ending July 31, 2000, and the stockholders are being asked to ratify such appointment. Representatives of Burton McCumber & Cortez, L.L.P. will be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

     Ratification of the appointment of Burton McCumber & Cortez, L.L.P. as the Company's independent auditors for fiscal year 2000 will require the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting, assuming a quorum is present.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BURTON McCUMBER & CORTEZ, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of February 29, 2000, regarding the beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each director and nominee for director,
(iii) each person serving as an executive officer of the Company at the end of fiscal 1999, and (iv) all directors and executive officers as a group. The number of shares of Common Stock issued and outstanding on February 29, 2000 was 12,996,131 and all calculations and percentages are based on such number (other than percentages of ownership of Messrs. Richter, Bracamontes, Bothwell, Lockett, Oberman, and Paperin and CEC Inc. and Western Wood Equipment Corporation, which include such number plus warrants held by such person or corporation). The beneficial ownership indicated in the table includes shares of Common Stock subject to warrants held by the respective entities as of the date of this Proxy Statement that are exercisable on the date hereof or within 60 days thereafter. Unless otherwise indicated, each entity has sole voting and sole investment power with respect to the shares shown as beneficially owned.


NAME AND ADDRESS                                               Amount and Nature of        Percent
OF BENEFICIAL OWNER                                            Beneficial Ownership        of Class
-------------------                                            --------------------        ---------
Jerome B. Richter                                                  4,466,000(2)             33.02%
    Chairman of the Board, President, Chief Executive
    Officer and Director
    Penn Octane Corporation
    77-530 Enfield Lane, Bldg. D
    Palm Desert, CA
CEC, Inc.                                                          1,490,584(3)             11.11%
    One Radnor Corporate Center
    100 Matsonford Road, Suite 250
    Radnor, PA
KFP Grand Ltd                                                        800,000                 6.16%
    545 E. John Carpenter Freeway, Suite 1400
    Irving, TX
Western Wood Equipment Corporation (Hong Kong)                       758,163(4)              5.62%
    20/F Tung Wai Commercial Building
    109-111 Gloucester Road
    Wanchai, Hong Kong

Jorge R. Bracamontes                                                545,500(6)               4.03%
    Executive-Vice President, Secretary
    and Director
    Penn Octane de Mexico S.A. de C.V.
    Diagonal San Antonio 938
    Col. del Valle
    Mexico, D.F.
Ian T. Bothwell                                                     280,000(5)               2.11%
    Vice President, Treasurer, Assistant
    Secretary, Chief Financial Officer
    and Director
    Penn Octane Corporation
    77-530 Enfield Lane, Bldg. D
    Palm Desert, CA
Jerry Lockett                                                       356,225(7)               2.67%
    Director
    1110 Kingwood Dr. #200L
    Houston, TX
Kenneth G. Oberman                                                   89,000(8)                 (1)
    Director
    3562 Amber Drive
    San Jose, CA
Stewart J. Paperin                                                  146,000(9)               1.12%
    Director
    Lionrock Partners, Ltd.
    14 East 60th Street
    New York, NY

     As a group, the current officers and directors of the Company are beneficial owners of 5,895,725 shares of Common Stock or 31.28% of the voting power of the Company excluding warrants held by members of such group and 4,720,725 shares of Common Stock or 39.77% of the voting power of the Company including warrants so held.

     (1) Percent of class less than 1%
     (2) Includes 36,000 shares of Common Stock owned by Mrs. Richter and 530,000 shares of Common Stock issuable upon exercise of Common Stock purchase warrants, 57,778 of which are fully vested.
     (3) Includes 422,917 shares of Common Stock issuable upon exercise of common stock purchase warrants.
     (4) Includes 500,000 shares of Common Stock issuable upon exercise of common stock purchase warrants.
     (5) Includes 280,000 shares of Common Stock issuable upon exercise of common stock purchase warrants, 232,778 of which are fully vested.
     (6) Includes 530,000 shares of Common Stock issuable upon exercise of common stock purchase warrants, 246,667 of which are fully vested, and 15,000 shares of Common Stock owned by Mrs. Bracamontes.
     (7) Includes 330,000 shares of Common Stock issuable upon exercise of common stock purchase warrants, 141,111 of which are fully vested.
     (8) Includes 30,000 shares of Common Stock issuable upon exercise of common stock purchase warrants, 17,500 of which are fully vested.
     (9) Includes 130,000 shares of Common Stock issuable upon exercise of common stock purchase warrants, 23,056 of which are fully vested.

                             EXECUTIVE COMPENSATION

     The following table sets forth annual and all other compensation, for services rendered in all capacities to the Company and its subsidiaries during each of the fiscal years indicated, of those persons who, at July 31, 1999, were
(i) the Company's Chief Executive Officer, and (ii) the other three most highly compensated executive officers (collectively, with the Chief Executive Officer, the "Named Executive Officers"). No other executive officer received compensation in excess of $100,000 during fiscal 1997, 1998 and 1999. This information includes the dollar values of base salaries and certain other compensation, if any, whether paid or deferred. The Company does not grant stock appreciation rights and has no restricted stock, stock option or other long-term compensation plans for employees.

SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                                         ------------------------------------    -----------------------
                                                                                       AWARDS             PAYOUTS
                                                                                 ----------------------   -------
                                                                                             Securities
                                                                                               Under-
                                                                                Restricted     Lying-               All Other
          Name And                                               Other Annual     Stock       Options/      LTIP     Compen-
     Principal Position        Year        Salary      Bonus     Compensation    Award(s)       SARs      Payouts    sation
     ------------------        ----      ----------    -----     ------------    --------    ----------   -------   ---------
Jerome B. Richter,(4) (5)      1999       $ 300,000   $      -     $      -        $    -             -    $   -     $      -
    President, Chairman of the 1998         299,578          -            -             -             -        -            -
    Board and Chief            1997         138,603          -            -             -             -        -            -
    Executive Officer
Ian T. Bothwell,(5)            1999         134,000          -            -             -             -        -            -
    Vice President, Treasurer, 1998         120,000    418,800(1)         -             -             -        -            -
    Assistant Secretary and    1997          90,077          -            -             -             -        -            -
    Chief Financial Officer
Jorge R. Bracamontes, (5)      1999               -          -            -             -             -        -      155,000(6)
    Executive Vice President   1998               -          -            -             -             -        -      120,000
    and Secretary              1997               -          -            -             -             -        -      526,921(2)
Jerry L. Lockett, (3) (5)      1999         132,000          -            -             -             -        -            -
    Vice President             1998          91,500          -            -             -             -        -            -
                               1997               -          -            -             -             -        -            -

(1) As a bonus for the year ended July 31, 1997, on September 10, 1997 the Company granted to Mr. Bothwell warrants to purchase 200,000 shares of Common Stock for $2.50 per share to expire on September 9, 2000.

(2) Mr. Bracamontes received consulting fees totaling $108,121 for services performed on behalf of the Company in Mexico. On March 25, 1997, the Company granted to Mr. Bracamontes warrants to purchase 200,000 shares of Common Stock for $3.625 per share to expire on March 24, 2000. As an additional consulting fee for the year ended July 31, 1997, on September 10, 1997, the Company lowered the exercise price of these warrants granted to Mr. Bracamontes from $3.625 to $2.50.

(3) In connection with Mr. Lockett's employment agreement, Mr. Lockett received warrants to purchase 50,000 shares of Common Stock for 5.00 per share to expire on November 16, 2001 and on November 16, 1999, Mr. Lockett will be entitled to receive warrants to purchase an additional 50,000 shares of common stock of the Company.

(4) During the year ended July 31, 1998, $77,000 of compensation was offset against the interest due on Mr. Richter's note receivable.

(5) As a bonus for the year ended July 31, 1999, the Company granted warrants to purchase 30,000 shares of common stock at an exercise price of $2.50 per share and an expiration date of July 30, 2004.

(6) Mr. Bracamontes received consulting fees totaling $155,000 for services performed on behalf of the Company in Mexico. As a bonus for the year ended July 31, 1999, the Company granted Mr. Bracamontes warrants to purchase 30,000 shares of common stock for $2.50 per share to expire on July 30, 2004.

AGGREGATED WARRANT EXERCISES IN FISCAL 1999 AND WARRANT VALUES ON JULY 31, 1999*

                                                             Number of             Value of
                                                             Securities          Unexercised
                                                             Underlying          In-The-Money
                                                         Unexercised Warrants      Warrants
                                                           At July 31, 1999    At July 31, 1999
                                                             Exercisable/         Exercisable/
        Name                                                Unexercisable        Unexcercisable
        ----                                              -------------------  ----------------
Jerome B. Richter ........................................    30,000/0             $       (1)
Jorge R. Bracamontes......................................   230,000/0             $       (1)
Ian T. Bothwell ..........................................   230,000/0             $       (1)
Jerry Lockett.............................................    80,000/0             $       (1)

* No warrants were exercised by the Named Executive Officers in fiscal 1999.
(1) Based on a Closing price of $2.375 per share of Common Stock on July 31, 1999.

As bonuses to four of its executive officers for the year ended July 31, 1999, the Company granted each executive warrants to purchase 30,000 shares of common stock at $2.50 per share through July 30, 2004.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's compensation to executive management is administered by the Compensation Committee of the Board of Directors. The Compensation Committee reports to the Board of Directors on all compensation matters concerning the Company's executive officers (the "Executive Officers"). The Executive Officers of the Company are identified in the Company's July 31, 1999 Form 10-K. In determining annual compensation, including bonus, and other incentive compensation to be paid to the Executive Officers, The Committee considers several factors including overall performance of the Executive Officers (measure in terms of financial performance of the Company, opportunities provided to the Company, responsibilities, quality of work and/or tenure with the Company), and considers other factors including retention and motivation of the Executive Officers and the overall financial condition of the Company. The Committee provides compensation to the Executive Officer in the form of cash, equity instruments and forgiveness of interest incurred on indebtedness to the Company.

     The overall compensation provided to the Executive Officers consisting of base salary and the issuance of equity instruments is intended to be competitive with the compensation provided to other executives at other companies after adjusting for factors described above including the Company's financial condition during the term of employment of the Executive Officer.

     BASE SALARY: The base salary is approved based on the Executive Officer's position, level of responsibility and tenure with the Company.

     CHIEF EXECUTIVE COMPENSATION: During fiscal year 1999, Mr. Richter was paid in accordances with the terms of his employment agreement which was entered into in July 13, 1993. During September 1999, Mr. Richter also received compensation in the form of forgiveness of unpaid interest relating to his indebtedness to the Company. The Committee determined that Mr. Richter's compensation under the employment agreement is fair to the Company, especially considering the position of Mr. Richter with the Company and the financing Mr. Richter has provided to the Company in the form of personal guarantees on several of the Company's obligations.


                                          COMPENSATION COMMITTEE
                                          STEWART PAPERIN

STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the Company's cumulative, five-year total stockholder return with the Russell 2000 Index and the NASDAQ Index. The graph assumes that $100 was invested on August 1, 1994 in each of the Company's common stock, the Russell 2000 Index and the NASDAQ Index, and that all dividends were reinvested. The graph is not, nor is it intended it to be, indicative of future performance of the Company's common stock.

     The Company is not aware of a published industry or line of business index with which to compare the Company's performance. Nor is the Company aware of any other companies with a line of business and market capitalization similar to that of the Company with which to construct a peer group index. Therefore, the Company has elected to compare its performance with the NASDAQ Index and Russell 2000 Index, an index of companies with small capitalization.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                            YEAR ENDED JULY 31, 1999


                               [GRAPHIC OMITTED]


                                 1994          1995         1996          1997         1998          1999
--------------------------------------------------------------------------------------------------------------
Penn Octane Corporation          $ 100         $ 117        $ 278         $ 278        $ 234         $ 139
--------------------------------------------------------------------------------------------------------------
Russell 2000                     $ 100         $ 123        $ 129         $ 170        $ 172         $ 182
--------------------------------------------------------------------------------------------------------------
NASDAQ                           $ 100         $ 139        $ 150         $ 221        $ 259         $ 365
--------------------------------------------------------------------------------------------------------------


                              EMPLOYMENT AGREEMENTS

     The Company has entered into a six year employment agreement with Mr. Richter, the President of the Company, through January 31, 2001. Under Mr. Richter's agreement, he is entitled to receive $300,000 in annual compensation equal to a monthly salary of $25,000 until earnings exceed a gross profit of $500,000 per month, whereupon Mr. Richter is entitled to an increase in his salary to $40,000 per month for the first year of the agreement increasing to $50,000 per month during the second year of the agreement. Mr. Richter is also entitled to (i) an annual bonus of 5% of all pre-tax profits of the Company;
(ii) 200,000 stock options for the purchase of 200,000 shares of Common Stock that can be exercised under certain circumstances at an option price of $7.50 (giving effect to a 2-for-1 stock split on June 10, 1994), and (iii) a term life insurance policy commensurate with the term of the employment agreement, equal to six times Mr. Richter's annual salary and three times his annual bonus. Mr. Richter's employment agreement also entitles him to a right of first refusal to participate in joint venture opportunities in which the Company may invest, contains a covenant not to compete until one year from the termination of the agreement and restrictions on use of confidential information. Through July 31, 1997, Mr. Richter waived his rights to his full salary. Through July 31, 1999, Mr. Richter has waived his rights to receive the options, bonus on pre-tax profits and the purchase by the Company of a term life insurance policy. In the future, Mr. Richter may elect not to waive such rights.

     In November 1997, the Company entered into an employment agreement with Jerry Lockett. Under the terms of the agreement, Mr. Lockett is entitled to receive $120,000 in annual compensation, plus $1,000 monthly as an automobile allowance. The Agreement is for two years and continues for one additional year unless it is terminated by the Company or Mr. Lockett. The agreement also calls for the issuance of warrants for the purchase of 50,000 shares of common stock of the Company on each of the anniversary dates of the agreement.

                    INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     In October, 1996 the Company and Mr. Richter, Chairman and President, without admitting or denying the findings contained therein (other than as to jurisdiction), consented to the issuance of an order by the SEC in which the SEC
(i) made findings that the Company and Richter had violated portions of Section 13 of the Exchange Act relating to the filing of periodic reports and the maintenance of books and records, and certain related rules under said Act, and
(ii) ordered respondents to cease and desist form committing or causing any current or future violations of such section and rules.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In October 1997, in connection with the RZB Credit Facility, Mr. Richter entered into a Guaranty & Agreement pursuant to which Mr. Richter personally guaranteed all of the Company's payment obligations with respect to the RZB Credit Facility.

     During April 1997, the Company's President exercised warrants to purchase 2,200,000 shares of common stock of the Company at an exercise price of $1.25 per share. The consideration for the exercise of the warrants included $22,000 in cash and a $2,728,000 promissory note. The note accrues interest at the rate of 8.25% per annum and is payable annually on April 11 until maturity on April 11, 2000. The payments due on April 11, 1998 and 1999 have not been received. The promissory note is collateralized by 1,000,000 shares of common stock of the Company owned by the President. In connection with the Company's lease agreements with CPSC International Inc. ("CPSC"), the President agreed to provide 500,000 shares of common stock of the Company owned by the President (the Collateral) to replace the requirement of the Company to provide a letter of credit to CPSC as specified under the lease agreements. During September 1999, in consideration for providing the Collateral, the Board of Directors of the Company agreed to offset the interest due on the President's $2,728,000 promissory note.

     On July 31, 1998, interest receivable from the President has been offset by the remaining amount due to the President as of July 31, 1998 under his employment agreement. The remaining balance of the interest receivable has been reserved.

     As of July 31, 1997, the Company had a receivable from a corporation owned by an officer of the Company in the amount of $171,601 of which approximately $130,000 was repaid in September 1997. During the year ended July 31, 1998 and 1999, the Company paid that corporation $181,000 and $125,000 for Mexico related expenses incurred by that corporation on the Company's behalf. In addition, the Company has also incurred costs associated with the LPG Expansion Program on behalf of that corporation.

     During May 1999, the Company and PennWilson completed the sale of assets related to the CNG business to a company controlled by a director and officer of the Company for $1,200,000. The selling price of the assets was based on the book values of the assets which, as of the date of closing, approximated the fair value of the assets sold.

     The parties to the lease governing the Company's executive offices (expired October 31, 1999) located at 900 Veterans Boulevard in Redwood City, California were between Mr. Richter, in his individual capacity as tenant, and Nine-C Corporation, as landlord. The Company made all monthly payments directly to Nine-C Corporation in satisfaction of obligations under such lease.

                         COMPLIANCE UNDER SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Commission. Such persons are required by the Commission to furnish the Company with copies of all Section 16(a) forms they filed. Based solely on its review of the copies of Form 3, 4 and 5 received by it, the Company believes that all directors, officers and 10% stockholders complied with such filing requirements.

                       REPORTS ON FORMS 10-K AND FORM 10-Q

     The Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1999 (the "10-K") and the Company's Quarterly Report on Form 10-Q (the "10-Q") for the six months ended January 31, 2000, in each case including consolidated financial statements, are available upon written request and without charge to stockholders of record on the Record Date by writing to Ian T. Bothwell, Chief Financial Officer, Penn Octane Corporation, 77-530 Enfield Lane, Building D, Palm Desert, California 92211. The Company's 10-K and 10-Q are incorporated herein by reference.

                                 OTHER BUSINESS

     The Board of Directors does not presently intended to bring any other business before the Annual Meeting and, to the best knowledge of the Board of Directors, no matters are to be brought before the Annual Meeting except as specified in the Notice. As to any business that may properly come before the Annual Meeting, it is intended that proxies, in the form enclosed, will be voted in accordance with the judgement of the persons voting such proxies.

                              STOCKHOLDER PROPOSAL

     The Company anticipates that the 2001 Annual Meeting of Stockholders will be held in February 2001. Accordingly, proposals of stockholders intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's principal executive offices no later than December 1, 2000 in order to be included in the Company's Proxy Statement and form of proxy relating to that Annual Meeting. All such proposals must comply with applicable Commission regulations.

     WHETHER OR NOT YOU PLAN TO ATTEND THE Annual Meeting, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                                    By Order of the Board of Directors


                                    /s/ JORGE R. BRACAMONTES

                                    JORGE R. BRACAMONTES
                                    SECRETARY

MARCH 10, 2000

                            PENN OCTANE CORPORATION

This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jerome B. Richter and Ian T. Bothwell as proxies, each with full power of substitution, and hereby authorizes them to vote all the shares of Common Stock of Penn Octane Corporation held of record by the undersigned on March 7, 2000 at the Annual Meeting of Stockholders to be held on April 28, 2000, or any adjournment thereof, as designated below and, in their discretion, on such other matters as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors recommends a vote FOR each of the nominees listed in Proposal No. 1 and FOR Proposal No. 2.

1. ELECTION OF DIRECTORS

FOR all nominees listed below [ ]                         WITHHOLD AUTHORITY
                                                          to vote for all nominees listed below [ ]
                                                          to vote for individual nominee(s) indicated below [ ]

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

  Jerome B. Richter, Jorge R. Bracamontes, Ian T. Bothwell, Jerry L. Lockett,
                   Kenneth G. Oberman, and Stewart J. Paperin

2. PROPOSAL TO RATIFY THE APPOINTMENT OF BURTON MCCUMBER & CORTEZ, L.L.P. AS THE INDEPENDENT AUDITORS FOR PENN OCTANE CORPORATION

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING FOR ALL ADJOURNMENTS THEREOF.
--------------------------------------------------------------------------------

 IMPORTANT: This Proxy is continued on the reverse side. Please mark, sign and date the reverse side and return promptly.

                          (Continued from Other Side)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NOT DIRECTION IS MADE THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR ELECTION AS DIRECTORS AND "FOR" PROPOSAL 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or a partnership, please sign in corporate or partnership name by authorized person.

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature if held jointly

                                          DATE: ---------------, 2000

                                          PLEASE VOTE, SIGN, DATE AND RETURN
                                          THIS PROXY CARD USING THE ENCLOSED
                                          ENVELOPE.